EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of September 5, 2002 by and among EP MEDSYSTEMS, INC., a New Jersey corporation (the "Company"), BOSTON SCIENTIFIC CORPORATION, a Delaware corporation ("BSC"), and each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 12(c) hereof
(each individually a "BSC Permitted Transferee" and collectively, the "BSC Permitted Transferees").

     WHEREAS, the Company has agreed to issue and sell to BSC, and BSC has agreed to purchase from the Company, a number of shares (the "Shares") of the Company's common stock, no par value per share (the "Common Stock"), to be determined upon the occurrence of certain contingencies, upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and BSC (the "Stock Purchase Agreement"); and

     WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and BSC to execute and deliver this Agreement and for this Agreement to remain in full force and effect.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

     "Affiliate" means, with respect to any person or entity, any person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person or entity.

     "Closing" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "License Agreement" shall mean that certain License, Development and Supply Agreement, dated of even date herewith, between the Company and BSC.

     "person" (whether such term is capitalized or not) means an individual, corporation, partnership, limited liability company, joint venture, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity.

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                                      -2-

     "Program" shall have the meaning ascribed to such term in the License Agreement.

     "Registrable Shares" shall mean, at the relevant time of reference thereto, the Shares then held by BSC or any of its Affiliates (including any shares of capital stock that were issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification or the like).

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     2.   DEMAND REGISTRATION.

     (a) Subject to the limitations contained in this Section 2, at any time after the earliest to occur of: (i) completion of the Third Milestone (as defined in the Stock Purchase Agreement), (ii) termination of the License Agreement in accordance with Section 11.2(a) thereof, or (iii) the first anniversary of the date hereof, BSC may notify the Company in writing that BSC desires that the Company prepare and file with the SEC a registration statement on Form S-3 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, BSC and its Affiliates as selling stockholders thereunder (each, a "Demand S-3 Registration
Statement"). As promptly as possible, but in no event later than thirty (30) days from the date of such written notice from BSC, the Company shall file a Demand S-3 Registration Statement. Each Demand S-3 Registration Statement shall permit BSC to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. In addition, in the event that BSC or its Affiliates then holds any other Registrable Shares that are not then eligible for sale pursuant to another effective Demand S-3
Registration Statement, such Demand S-3 Registration Statement shall also register such additional Registrable Shares for such resale. The Company agrees to use its best efforts to cause each Demand S-3 Registration Statement to become effective as soon as practicable after filing, but in any event no later than sixty (60) days after filing. The Company shall only be required to keep each Demand S-3 Registration Statement effective until the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold or (ii) the second anniversary of the final Closing under the Stock Purchase Agreement. The offer and sale of the Registrable Shares pursuant to each Demand S-3 Registration Statement shall not be underwritten. Each Demand S-3 Registration Statement shall include a Plan of Distribution section substantially in the form of Exhibit A attached hereto.

     (b) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to BSC a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by BSC of any registration statement filed by the Company pursuant to Section 2 hereof for purposes of effecting offers or sales of Registrable Shares pursuant thereto
would  require,   under  the  Securities  Act  and  the  rules


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and regulations promulgated thereunder, premature disclosure in the registration
statement  (or  the  prospectus   relating   thereto)  of  material,   nonpublic
information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure could be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by BSC of such registration statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of BSC to use such registration statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 30 days after delivery by the Company of the certificate referred to above in this Section 2(b), provided, that the Company shall provide BSC with no less than twenty-four
(24) hours prior written notice of any Suspension Period, and provided, further, that for the duration of such Suspension Period, all other registration statements (and the prospectus relating thereto) then effective for the purposes of effecting offers or sales of the securities of the Company will be similarly suspended. During the Suspension Period, BCS shall not offer or sell any Registrable Shares pursuant to or in reliance upon such registration statement (or the prospectus relating thereto). The Company agrees that, as promptly as practicable after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the registration statement (and the prospectus relating thereto) pursuant to this
Section 2(b), the Company will provide BSC with revised prospectuses, if required, and will notify BSC of its ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon such registration statement. Notwithstanding the foregoing, the Company shall not be entitled to Suspension Periods totaling more than 30 days in any twelve (12) month period.

     (c) The Company shall not be required to effect more than two (2) registrations pursuant to this Section 2.

     (d) Notwithstanding anything to the contrary expressed or implied in this Agreement, if Form S-3 or any substitute form is not then available or becomes unavailable for the registration of such Registrable Shares that would otherwise have been registered by BSC pursuant to this Section 2, the Company shall be obligated to as promptly as practicable thereafter prepare and file a registration statement on Form S-1 or Form SB-2, as the case may be, and the provisions of this Section 2 shall govern and apply to such registration on Form S-1 or SB-2; provided, in the event the Company is obligated to use Form S-1 or Form SB-2, the Company shall file such Registration Statement on Form S-1 or Form SB-2 in no event later than forty-five (45)days from the date of written notice from BSC, notwithstanding anything to the contrary in Section 2(a) hereof.

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     3.   "PIGGYBACK REGISTRATION".

     (a) If, at any time commencing six months after the date hereof (the "Commencement Date") and continuing until the second anniversary of the final Closing under the Stock Purchase Agreement, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases (i) any registration pursuant to Section 2 hereof, (ii) any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms, or (iii) the Form SB-2 filed by the Company on July 30, 2002 in connection with the offer and sale by Fusion Capital Fund II, LLC of up to 2,700,00 shares of Common Stock), the Company shall, each such time, give to BSC prompt written notice of its intent to do so. Upon the written request of BSC given within 20 days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration any Registrable Shares requested by BSC to be registered thereunder; provided (i) BSC agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and (ii) if the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising demand registration rights pursuant to any other agreement with the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of the Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company or such party exercising demand registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of BSC shall be as provided in Section 3(b) hereof.

     (b) If a registration pursuant to Section 3 hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by BSC to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any stockholders of the Company (other than BSC) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such stockholders of the Company with registration rights (other than BSC), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Company who have piggyback registration rights (including, without limitation, BSC), pro rata among such other stockholders
(including, without limitation, BSC) on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

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                                      -5-

     (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under Section 3 hereof or otherwise to include any Registrable Shares of BSC therein unless BSC accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

     (d) No registration effected pursuant to this Section 3 shall relieve the Company of its obligations to effect the required registrations pursuant to
Section 2.

     (e) The Company may at any time delay or withdraw a registration contemplated by this Section 3 or otherwise elect to cause such registration not to become effective.

     4.  OBLIGATIONS  OF THE  COMPANY.  Whenever  the Company is required  under
Section 2 or 3 hereof to effect the registration of any of the Registrable Shares of BSC, the Company shall, as expeditiously as practicable:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for the period of time set forth in
Section 2(a) or, in the case of registrations effected pursuant to Section 3, the earlier of at least 120 days or until BSC has completed the distribution described in the registration statement relating thereto; provided, however, that in the case of any registration on Form S-3 of Registrable Shares that are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended to keep the registration statement effective until all of such Registrable Shares are sold if Rule 415, or any successor rule or statute under the Securities Act, permits an offering on a continuous or delayed basis;

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement;

     (c) Notify BSC promptly and, if  requested,  confirm such advice in writing
(i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, and (ii) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of a registration statement;

     (d) Furnish to BSC such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with
Section 4(e) below) as BSC may reasonably request in order to facilitate the disposition of such Registrable Shares;

     (e) Notify BSC, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the


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                                      -6-

statements therein not misleading; and, thereafter, the Company will, subject to the provisions of Section 2(b), promptly prepare (and, when completed, give notice to BSC) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, BSC will not offer or sell Registrable Shares until the Company has notified BSC that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to BSC (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation, subject to the provisions of Section 2(b), to promptly prepare a prospectus amendment or supplement as above provided in this Section 4(e) and deliver copies of same as above provided in Section 4(d) hereof);

     (f) Use its best efforts to register and qualify such Registrable Shares under such other securities or Blue Sky laws of such jurisdictions as BSC shall reasonably request and do any and all other acts or things which may be reasonably necessary or advisable to enable BSC to consummate the public sale or other disposition in such jurisdiction of Registrable Shares, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process;

     (g) Use its best efforts to cause all Registrable Shares to be listed on the Nasdaq Stock Market and on any national securities exchange or other automated over-the-counter trading system on which the Common Stock is then traded;

     (h) In the event that the Registrable Shares are to be sold through an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

     (i) In the event that the Registrable Shares are to be sold through an underwritten public offering, use its best efforts to furnish, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to Sections 2 or 3, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated such date, from the independent certified public accountants of the Company addressed to the underwriters, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in form and in substance as is customarily given by independent certified public accountants to underwriters in connection with an underwritten public offering;

     (j) Cooperate with BSC and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Shares to be sold, and cause such Registrable Shares to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Shares to the underwriters or, if not

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an  underwritten  offering,  in  accordance  with  the  instructions  of BSC and instruct any transfer agent and registrar of Registrable Shares to release any stop transfer orders in respect thereto;

     (k) Provide and cause to be maintained a transfer agent and registrar for all such Registrable Shares covered by such registration statement not later than the effective date of such Registration Statement;

     (l) Deliver promptly to BSC's counsel and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by BSC or its counsel, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by BSC or its counsel or such underwriter, attorney, accountant or agent in connection with such registration statement;

     (m) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement; and

     (n) Upon written request, furnish to BSC without charge at least one conformed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

     5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that BSC shall furnish to the Company such information as may be required under the Securities Act and other applicable laws to permit any registration statement employed to register the Registrable Shares to be filed in accordance with Rule 415 under the Securities Act (or any successor provision), if such Rule is available to the Company, and such information regarding BSC, the Registrable Shares, the intended methods of disposition of the Registrable Shares and such other information as, in the reasonable opinion of counsel to the Company, is necessary to enable the Company to cause such registration statement to be properly prepared and filed in accordance with applicable laws and to obtain acceleration of the effective date hereof.

     6. EXPENSES OF REGISTRATION. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws,
(iii) all printing,  messenger and delivery expenses, and (iv) the fees,

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charges and  expenses of counsel to the  Company and of its  independent  public accountants and any other accounting fees, charges and expenses incurred by the Company (including any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification), regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 6 are referred to herein as "Registration Expenses." Notwithstanding the foregoing, BSC shall bear the expense of any broker's commission or underwriter's discount or commission relating to the registration and sale of Registrable Shares, the cost of its own counsel and accountants as well as any transfer taxes applying to any Registrable Shares sold in a registration of the Company's securities.

     7. DELAY OF REGISTRATION. BSC and the Company (other than with respect to Sections 2(b) and 4(e)) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

     8. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the prior written consent of BSC, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement filed under Section 2 or 3, unless, under the terms of such agreement the rights of such holders to include securities in a registration filed by the Company are no more favorable to such holders than the rights granted to BSC and its Affiliates as holders of Registrable Shares under Sections 2 and 3.

     9. INDEMNIFICATION. In the event that any Registrable Shares of BSC are included in a registration statement pursuant to this Agreement:

     (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless BSC, any underwriter (as defined in the Securities Act) for the Company, and each officer, director, fiduciary and employee (and affiliates thereof) of BSC (each, a "BSC Affiliate") or such underwriter, each broker or other person acting on behalf of BSC and each person, if any, who controls BSC or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act or the or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and will reimburse on demand to BSC, such underwriter, such broker or other person acting on behalf of BSC or such officer, director, fiduciary, or employee (or affiliates thereof) for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action, subject to the

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provisions  of Section 9(c);  provided,  however,  that the indemnity  agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by BSC, any underwriter for BSC, an BSC Affiliate or any controlling person with respect to BSC.

     (b) To the fullest extent permitted by law, BSC will indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter for the Company (within the meaning of the Securities Act), against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by BSC, any underwriter for BSC, any BSC Affiliate or any controlling person with respect to BSC, expressly for use in connection with such registration; and BSC will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action, subject to the provisions of Section 9(c), provided, however, that the maximum amount of liability of BSC hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by BSC from the sale of Registrable Shares covered by such registration statement.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 9, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section 9. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 9.

     10. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to BSC the use of Sections 2 and 3 hereof and the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit BSC to sell the Shares to the public without registration, the Company agrees: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as BSC owns any Shares, to furnish in writing upon BSC's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested availing BSC of any rule or regulation of the SEC permitting the sale of any such Shares without registration and (iv) to undertake any additional actions reasonably necessary to maintain the availability of a registration statement on Form S-3, including any successor or substitute forms, or the use of Rule 144.

     11. ENTIRE AGREEMENT. This Agreement and the Stock Purchase Agreement constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and they also supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

     12. MISCELLANEOUS.

     (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of BSC and the Company.

     (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to any conflicts of laws concepts that would apply the substantive law of some other jurisdiction, and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees. Notwithstanding anything in this Agreement to the contrary, if at any time BSC and its Affiliates shall cease to own any Shares, all of BSC's rights under this Agreement shall immediately terminate.

     (c) Any rights or obligations of BSC hereunder may only be transferred or assigned by BSC to any of its Affiliates that acquires any of the Shares, provided that the Company is provided with written notice of the name and address of such Affiliate and that such Affiliate agrees to become a party to, and bound by, all of the terms and conditions of this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto.

     (d) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

          All correspondence to the Company shall be addressed as follows:

                           EP Medsystems, Inc.
                           Cooper Run Executive Park
                           575 Route 73 North, Building D
                           West Berlin, NJ  08091-9293
                           Attention: Reinhard Schmidt, President
                           Fax:  856-753-8544

                           with a copy to:

                           Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                           Philadelphia, PA 19103-7098
                           Attention: Dean M. Schwartz, Esquire
                           Fax:  215-564-8120

          All correspondence to BSC shall be addressed as follows:

                           Boston Scientific Corporation
                           One Boston Scientific Place
                           Natick, MA 07160
                           Attention: President
                           Fax: 508-650-8956

                           With a copy to:

                           Boston Scientific Corporation
                           One Boston Scientific Place
                           Natick, MA 07160
                           Attention: General Counsel
                           Fax: 508-650-8956

     (e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

     (f) This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

                      [signature page immediately follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an instrument under seal as of the date and year first above written.



                                            EP MEDSYSTEMS, INC.


                                            By: /s/ Reinhard Schmidt
                                               ---------------------------------
                                            Name: Reinhard Schmidt
                                            Title: President and CEO


                                            BOSTON SCIENTIFIC CORPORATION


                                            By: /s/ Lawrence C. Best
                                               ---------------------------------
                                            Name: Lawrence C. Best
                                            Title: Chief Financial Officer